UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2019

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (908) 673-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	CELG	NASDAQ Global Select Market
Contingent Value Rights	CELGZ	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed in connection with the consummation, on November 20, 2019 (the “Closing Date”), of the previously announced acquisition of Celgene Corporation (“Celgene”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of January 2, 2019 by and among Celgene, Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) and Burgundy Merger Sub, Inc., a wholly owned subsidiary of Bristol-Myers Squibb (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Celgene, with Celgene continuing as the surviving corporation and a wholly owned subsidiary of Bristol-Myers Squibb (the “Merger”).

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On the Closing Date, in connection with the completion of the Merger, Celgene paid all amounts owing under the Amended and Restated Credit Agreement, dated as of April 25, 2018 (the “Revolving Credit Agreement”), among Celgene, the lenders and other parties party thereto, and Citibank N.A., as administrative agent (the “Payoff”). In connection with the Payoff, all commitments and obligations under the Revolving Credit Agreement were terminated. There were no outstanding borrowings under the Revolving Credit Agreement at the time of termination.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 15, 2019, Bristol-Myers Squibb disclosed that the parties had received all regulatory approvals required to complete the Merger. On the Closing Date, Bristol-Myers Squibb completed the Merger.

At the effective time of the Merger (the “Effective Time”), each share of Celgene common stock (the “Common Shares”) issued and outstanding immediately prior to the Effective Time (other than certain excluded shares as described in the Merger Agreement) converted into the right to receive (1) $50.00 in cash, without interest, (2) one share of Bristol-Myers Squibb common stock and (3) one tradeable contingent value right (a “CVR”). Each CVR will entitle its holder to receive $9.00 in cash if the U.S. Food and Drug Administration approves, by the dates noted below, Celgene, Bristol-Myers Squibb or their respective affiliates to commercially manufacture, market and sell in United States all of the following three products for the indications noted below:

•	by December 31, 2020, the product known as “JCAR017” for the treatment of relapsed-refractory diffuse large B cell lymphoma in humans;

•	by December 31, 2020, the product known as “Ozanimod” for the treatment of relapsing multiple sclerosis in humans; and

•	by March 31, 2021, the product known as “BB2121” for the treatment of relapsed/refractory multiple myeloma in humans.

Bristol-Myers Squibb has agreed to use “Diligent Efforts” (as defined in the Contingent Value Rights Agreement, dated November 20, 2019, between Bristol-Myers Squibb and the trustee (the “CVR Agreement”)) to achieve the foregoing milestones. In addition, the CVR Agreement requires that Bristol-Myers Squibb use reasonable best efforts to maintain the listing of the CVRs on the New York Stock Exchange or other national securities exchange for so long as any CVRs remain outstanding. The CVRs, which will trade under the symbol “BMYRT”, are expected to commence trading on the New York Stock Exchange (“NYSE”) on November 21, 2019.

At the Effective Time, each Celgene stock option, restricted stock unit award, and performance stock unit award was converted into an equivalent Bristol-Myers Squibb award, with the number of Bristol-Myers Squibb shares subject to each converted award and, in the case of a stock option, the exercise price of such converted award, determined by applying the applicable adjustment ratio described in the Merger Agreement. In addition, at the Effective Time, for each Common Share underlying a restricted stock unit award, performance stock unit award, or “in-the-money” Celgene stock option, the holder thereof became entitled to receive a CVR, subject to satisfaction of the applicable vesting conditions in case of an unvested award. With respect to performance restricted stock unit awards, at the Effective Time, the applicable performance conditions were deemed achieved at the greater of target level and the actual level of achievement through the end of the calendar quarter immediately preceding the current quarter.

As announced on August 26, 2019, in connection with the regulatory approval process for the transaction, Celgene entered into an agreement pursuant to which Amgen Inc. (NASDAQ: AMGN) would acquire the OTEZLA® (apremilast) product line and related intellectual property, including any patents that primarily cover apremilast, and other specified assets and liabilities related to the OTEZLA® (apremilast) product line for $13.4 billion in cash following the closing of the Merger. Celgene expects the OTEZLA divestiture to close on November 21, 2019.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto and is incorporated by reference in this Item 2.01.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On the Closing Date, in connection with the completion of the Merger, Celgene notified the NASDAQ Global Select Market (the “NASDAQ”) that the Merger had been completed and requested that trading of the Common Shares on the NASDAQ be suspended prior to the opening of trading on November 21, 2019. In addition, Celgene requested that the NASDAQ file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration on Form 25 to delist the Common Shares from the NASDAQ and deregister the Common Shares under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), on November 20, 2019. As a result, the Common Shares will no longer be listed on the NASDAQ. In addition, Celgene intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of all Celgene securities registered under Section 12(g) of the Exchange Act and the suspension of Celgene’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

In connection with the completion of the Merger, Bristol-Myers Squibb and Celgene plan to transfer the listing of Celgene’s contingent value rights (NASDAQ: CELGZ) (the “Celgene CVRs”), which are related to Celgene’s Abraxane product, from the NASDAQ Global Market to the NYSE. As a result, Celgene notified the NASDAQ Global Market today of its intent to file a Form 25 to initiate the voluntarily delisting of the Celgene CVRs. The Celgene CVRs are expected to begin trading on the NYSE under the symbol “CELGRT” following their official listing on NYSE, which is expected to occur on December 2, 2019, the same day as the official delisting from the NASDAQ Global Market.

The information set forth in Items 2.01 and 8.01 of this report is incorporated in this Item 3.01 by reference.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 of this report is incorporated by reference in this Item 3.03.

At the Effective Time, each holder of Common Shares issued and outstanding immediately prior to the Effective Time ceased to have any rights as a shareholder of Celgene, other than (except for certain excluded shares as described in the Merger Agreement) the right to receive the per share merger consideration.

Assignment and Assumption of Celgene CVRs

In connection with the Merger, Bristol-Myers Squibb agreed to assume the Celgene CVRs issued by Celgene pursuant to the Contingent Value Rights Agreement, dated as of October 15, 2010 (“Celgene CVR Agreement”), by and between Celgene and American Stock Transfer & Trust Company, LLC, as trustee. Celgene issued the Celgene CVRs as part of the merger consideration pursuant to that certain Agreement and Plan of Merger, dated as of June 30, 2010 (as amended prior to the effective time thereof), by and among Celgene, Artistry Acquisition Corp., a Delaware corporation and Abraxis BioScience, Inc., a Delaware corporation (“Abraxis”), on October 15, 2010.

Following the consummation of the Merger, Celgene assigned its rights and obligations under the Celgene CVR agreement (the “Assignment”) to Bristol-Myers Squibb, pursuant to the Assignment, Assumption and Amendment Agreement, dated as of November 20, 2019 (the “Amendment Agreement”), among Bristol-Myers Squibb, Celgene, American Stock Transfer & Trust Company, LLC and Equiniti Trust Company, a limited trust organized under the laws of the State of New York. The Assignment will become effective immediately after the Celgene CVRs have been listed on the NYSE. In connection with its assumption of the Celgene CVR Agreement, Bristol-Myers Squibb will be subject to all of the obligations of Celgene outlined in the Celgene CVR Agreement, as amended by the Amendment Agreement.

The foregoing summary of the Amendment Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment Agreement, which is incorporated by reference as Exhibit 4.1 hereto and is incorporated by reference in this Item 3.03.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

At the Effective Time, a change in control of Celgene occurred and Celgene became a wholly owned subsidiary of Bristol-Myers Squibb.

The information set forth in Item 2.01 of this report is incorporated in this Item 5.01 by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Pursuant to the Merger Agreement, Mark J. Alles, Richard W. Barker, Hans Bishop, Michael W. Bonney, Michael D. Casey, Carrie S. Cox, Michael A. Friedman, Patricia Hemingway Hall, Julia A. Haller, James Loughlin, Ernest Mario and John H. Weiland each resigned from the board of directors of Celgene and from any and all committees of the board of directors on which they served and ceased to be directors of Celgene as of the Effective Time. At the Effective Time, Matthew Roden, P. Joseph Campisi, Jr. and Katherine R. Kelly, who were the directors of Merger Sub immediately prior to the Effective Time, became the directors of Celgene. In addition, as of the Effective Time, Celgene’s Board of Directors appointed Matthew Roden as President, P. Joseph Campisi, Jr. as Vice President, Jeffrey Galik as Treasurer and Katherine R. Kelly as Secretary.

Pursuant to the Merger Agreement, effective November 15, 2019, each of Celgene’s Chief Executive Officer, Executive Vice President and Chief Financial Officer, Executive Vice President, Chief Corporate Strategy Officer, Executive Vice President, Research & Early Development, President, Global Clinical Development, and President, Global Inflammation & Immunology, was designated as a participant in the Celgene Corporation Excise Tax Gross-Up Plan (the “Gross-Up Plan”). Pursuant to the Gross-Up Plan, each participant is entitled to receive a gross-up payment (a “Gross-Up Payment”) in the event that any payments or benefits provided to such participant in connection with the Merger become subject to the excise tax pursuant to Section 4999 of the Internal Revenue Code. The Gross-Up Payment would generally be paid to the relevant taxing authorities to place the participant in the same after-tax position as if the excise taxes did not apply to such participant, and do not cover ordinary income taxes due on the payments and benefits giving rise to the excise taxes. As a condition to participation in the Gross-Up Plan, each officer is required to agree to a one-year post-termination noncompetition covenant.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

As of the Effective Time, the Certificate of Incorporation of Celgene that was in effect immediately before the Effective Time was amended and restated to be in the form attached hereto as Exhibit 3.1. In addition, at the Effective Time, Celgene’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws of Merger Sub in effect immediately prior to the Effective Time. The bylaws are attached hereto as Exhibit 3.2.

The information set forth in Item 2.01 of this report is incorporated in this Item 5.03 by reference.

ITEM 8.01 OTHER EVENTS.

On November 20, 2019, Celgene issued a press release to announce the parties’ intention to transfer the listing of Celgene CVRs from the NASDAQ Global Market to NYSE.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Bristol-Myers Squibb Company, Burgundy Merger Sub, Inc. and Celgene Corporation, dated as of January 2, 2019. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed January 4, 2019)*
3.1	Amended and Restated Certificate of Incorporation of Celgene Corporation, dated November 20, 2019
3.2	Amended and Restated Bylaws of Celgene Corporation, dated November 20, 2019
4.1	Assignment, Assumption and Amendment Agreement, dated as of November 20, 2019, among Bristol-Myers Squibb Company, Celgene Corporation, American Stock Transfer & Trust Company, LLC and Equiniti Trust Company
99.1	Press Release dated November 20, 2019
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

 * The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Celgene agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: November 20, 2019	By:	/s/ Katherine R. Kelly
Katherine R. Kelly
Secretary